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                                                                    ATTACHMENT C



               Consent of Independent Certified Public Accountants
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Board of Directors
The Travelers Insurance Company:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/KPMG LLP
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Hartford, Connecticut
June 15, 2001